UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2016

QS

U.S. SMALL

CAPITALIZATION

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Fund name change

Prior to April 1, 2016, the Fund was known as QS Batterymarch U.S. Small Capitalization Equity Fund. There was no change in the Fund’s investment objective, policies and strategies as a result of this name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS U.S. Small Capitalization Equity Fund for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

II	QS U.S. Small Capitalization Equity Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

Turning to the global economy, in its January 2017 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”)ii said, “After a lackluster outturn in 2016, economic activity is projected to pick up pace in 2017 and 2018, especially in emerging market and developing economies. However, there is a wide dispersion of possible outcomes around the projections, given uncertainty surrounding the policy stance of the incoming U.S. administration and its global ramifications.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.6%, versus 1.7% in 2016. Japan’s economy is expected to expand 0.8% in 2017, compared to 0.9% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to

QS U.S. Small Capitalization Equity Fund	III

Investment commentary (cont’d)

run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	QS U.S. Small Capitalization Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the U.S., at the time of investment or other investments with similar economic characteristics. The Fund normally intends to hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Indexi in terms of economic sector weightings and market capitalization but may depart from this if we believe it to be in the best interests of the Fund. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”).

At QS Investors, LLC, the Fund’s subadviser, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. We use a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Fund’s investable universe on a daily basis according to a variety of fundamental measures of relative attractiveness.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite market volatility and a number of reversals during the twelve-month reporting period ended December 31, 2016, U.S. equities ended the period in positive territory, outperforming most other developed markets. For the full year, small cap stocks as measured by the Russell 2000 Index solidly outperformed large cap stocks as measured by the Russell 1000 Indexii, in a reversal from 2015 results.

Equity markets started 2016 in “risk-off” mode as macro events dominated headlines, including economic slowdowns in the U.S., China and many other markets, falling commodity prices and uncertainty over the pace of interest rate increases from the Federal Reserve Board (the “Fed”)iii. Nonetheless, in mid-February 2016 the market made a sharp reversal and rallied into the second quarter of 2016.

After weakening in employment, U.S. gross domestic product (“GDP”)iv growth and industrial reports over the first two months of the second quarter of 2016, the Fed softened its stance on a near-term rate hike. All these measures improved in June 2016. At the end of the quarter, the Fed indicated it would wait to see how the surprise vote for Brexit, the U.K.’s referendum to leave the European Union, would unfold before considering any tightening.

U.S. equities advanced in the third quarter of 2016 after being whipsawed by the Brexit vote in late June 2016. Most of the gains occurred early in the quarter, when several major stock indices rose to new highs before falling back slightly. Industrial commodity stocks saw some strong returns, while oil and gold prices were essentially flat. The Fed continued to be accommodative, postponing the expected rate hike until later in 2016. Globally, markets saw modestly upward trends in manufacturing sentiment.

Over the final quarter of the reporting period, the U.S. market had a solid gain, outperforming most other markets which were in negative territory. Leading indicators, including manufacturing,

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	1

Fund overview (cont’d)

improved and employment gains continued throughout the period. Volatility rose for a short period after the U.S. presidential election, but most sectors were in positive territory by month-end.

Sector results within the Russell 2000 Index were virtually all positive in double digits for the year, led by the Materials and Financials sectors. Only the Health Care sector had a negative return.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. We also believe in the value of a broadly diversified, rules-based, risk-controlled process. While the market was narrowly focused on risk for much of the year, this diversified approach came back strongly into favor in the fourth quarter of 2016.

Performance review

For the twelve months ended December 31, 2016, Class I shares of QS U.S. Small Capitalization Equity Fund returned 19.88%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned 21.31% for the same period. The Lipper Small-Cap Core Funds Category Average1 returned 20.56% over the same time frame.

Performance Snapshot as of December 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
QS U.S. Small Capitalization Equity Fund:
Class A	19.06%	19.46%
Class A2	18.83%	19.23%
Class C	18.51%	18.61%
Class FI	18.99%	19.51%
Class I	19.19%	19.88%
Class IS	19.24%	20.04%
Russell 2000 Index	18.68%	21.31%
Lipper Small-Cap Core Funds Category Average[1]	17.01%	20.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 907 funds for the six-month period and among the 874 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

2	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2016, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.16%, 1.47%, 1.89%, 1.17%, 0.77% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.00% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager currently intends to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that total annual operating expenses will not exceed 1.20% for Class A shares, 1.40% for Class A2 shares, 1.95% for Class C shares, 1.20% for Class FI shares and 0.90% for Class I shares. These arrangements are expected to continue until December 31, 2018, but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was the leading contributor to relative performance for the period, led by selection in the Information Technology and Health Care sectors. Selection was also strong in the Consumer Discretionary sector names. At the stock level, an overweighting to Cirrus Logic, Inc., which returned over 90%, was the greatest contributor to performance. Cirrus benefited from Apple’s use of Cirrus-powered wireless headphones in the iPhone 7. Mentor Graphics Corporation, a supplier of electronic design automation (“EDA”) tools, was also a strong contributor, returning over 100% for the year. It became an acquisition target for Siemans AG in November 2016.

Q. What were the leading detractors from performance?

A. Sector allocation detracted from relative return for the period, especially underweights to the Financials and Materials sectors, which both outperformed the

benchmark. An overweight to the Health Care sector, which had the only negative return in the benchmark, also detracted. Stock selection in the Financials sector was

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	3

Fund overview (cont’d)

also a leading detractor. At the security level, software supply chain solutions provider Manhattan Associates, Inc. was the primary detractor, experiencing a number of analyst downgrades early in the year based on worries about the company’s sensitivity to the retail environment. Biopharmaceutical firm Geron Corporation, which discontinued a clinical trial in mid-September 2016 was also a primary detractor, along with Insys Therapeutics, Inc., which was impacted by an investigation into off-label promotions involving doctors prescribing the company’s main drug, Subsys, a pain medication.

Thank you for your investment in QS U.S. Small Capitalization Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

January 20, 2017

RISKS: Equity securities are subject to market and price fluctuations. Investments in small- cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, operating histories, markets or financial resources. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2016 were: Mentor Graphics Corp. (0.9%), Hawaiian Holdings Inc. (0.8%), Shares Trust — iShares Russell 2000 ETF (0.7%), IBERIABANK Corp. (0.7%), Great Western Bancorp Inc. (0.7%), Magellan Health Inc. (0.7%), MGIC Investment Corp. (0.7%), Sanmina Corp. (0.6%), BofI Holding Inc. (0.6%) and EMCOR Group Inc. (0.6%). Please refer to pages 11 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2016 were: Financials (18.1%), Information Technology (17.3%), Industrials (13.3%), Consumer Discretionary (13.1%) and Health Care (12.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2016 and December 31, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

6	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2016 and held for the six months ended December 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	19.06%	$1,000.00	$1,190.60	1.18%	$6.50	Class A	5.00%	$1,000.00	$1,019.20	1.18%	$5.99
Class A2	18.83	1,000.00	1,188.30	1.40	7.70	Class A2	5.00	1,000.00	1,018.10	1.40	7.10
Class C	18.51	1,000.00	1,185.10	1.95	10.71	Class C	5.00	1,000.00	1,015.33	1.95	9.88
Class FI	18.99	1,000.00	1,189.90	1.20	6.61	Class FI	5.00	1,000.00	1,019.10	1.20	6.09
Class I	19.19	1,000.00	1,191.90	0.90	4.96	Class I	5.00	1,000.00	1,020.61	0.90	4.57
Class IS	19.24	1,000.00	1,192.40	0.75	4.13	Class IS	5.00	1,000.00	1,021.37	0.75	3.81

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/16	19.46%	19.23%	18.61%	19.51%	19.88%	20.04%
Five Years Ended 12/31/16	14.62	N/A	13.75	14.59	15.13	N/A
Ten Years Ended 12/31/16	N/A	N/A	N/A	6.85	7.29	N/A
Inception* through 12/31/16	16.76	14.68	15.88	—	—	13.03

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/16	12.58%	12.39%	17.61%	19.51%	19.88%	20.04%
Five Years Ended 12/31/16	13.27	N/A	13.75	14.59	15.13	N/A
Ten Years Ended 12/31/16	N/A	N/A	N/A	6.85	7.29	N/A
Inception* through 12/31/16	15.88	13.06	15.88	—	—	13.03

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/5/09 through 12/31/16)	240.27%
Class A2 (Inception date of 10/31/12 through 12/31/16)	77.05
Class C (Inception date of 2/5/09 through 12/31/16)	220.54
Class FI (12/31/06 through 12/31/16)	94.03
Class I (12/31/06 through 12/31/16)	102.07
Class IS (Inception date of 3/23/12 through 12/31/16)	79.48

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are February 5, 2009, October 31, 2012, February 5, 2009, January 9, 2003, March 13, 2000 and March 23, 2012, respectively.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of QS U.S. Small Capitalization Equity Fund vs. Russell 2000 Index† — December 2006 - December 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of QS U.S. Small Capitalization Equity Fund on December 31, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2016. The hypothetical illustration also assumes a $1,000,000 investment in the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I share’s performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

Schedule of investments

December 31, 2016

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Common Stocks — 97.4%
Consumer Discretionary — 13.1%
Auto Components — 2.9%
American Axle & Manufacturing Holdings Inc.	200,820	$3,875,826	*
Cooper Tire & Rubber Co.	91,344	3,548,715
Cooper-Standard Holdings Inc.	37,756	3,903,215	*
Dana Inc.	117,604	2,232,124
Modine Manufacturing Co.	100,108	1,491,609	*
Stoneridge Inc.	117,980	2,087,066	*
Superior Industries International Inc.	43,518	1,146,699
Tenneco Inc.	70,685	4,415,692	*
Tower International Inc.	110,104	3,121,449
Total Auto Components		25,822,395
Automobiles — 0.3%
Winnebago Industries Inc.	95,869	3,034,254
Diversified Consumer Services — 0.4%
American Public Education Inc.	36,730	901,722	*
DeVry Education Group Inc.	88,966	2,775,739
K12 Inc.	25,574	438,850	*
Total Diversified Consumer Services		4,116,311
Hotels, Restaurants & Leisure — 4.2%
BJ’s Restaurants Inc.	78,041	3,067,011	*
Bloomin’ Brands Inc.	178,017	3,209,647
Boyd Gaming Corp.	176,100	3,551,937	*
Dave & Buster’s Entertainment Inc.	66,882	3,765,457	*
Denny’s Corp.	118,088	1,515,069	*
Eldorado Resorts Inc.	41,522	703,798	*
Intrawest Resorts Holdings Inc.	30,798	549,744	*
Isle of Capri Casinos Inc.	134,800	3,328,212	*
Jack in the Box Inc.	51,256	5,722,220
Marcus Corp.	32,329	1,018,363
Marriott Vacations Worldwide Corp.	46,738	3,965,719
Penn National Gaming Inc.	217,559	3,000,139	*
Pinnacle Entertainment Inc.	45,807	664,201	*
Ruth’s Hospitality Group Inc.	55,938	1,023,665
Sonic Corp.	92,460	2,451,115
Total Hotels, Restaurants & Leisure		37,536,297
Household Durables — 0.9%
Ethan Allen Interiors Inc.	50,250	1,851,713

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	11

Schedule of investments (cont’d)

December 31, 2016

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Household Durables — continued
Hooker Furniture Corp.	19,140	$726,363
iRobot Corp.	22,703	1,326,990	*
KB Home	242,662	3,836,486
Total Household Durables		7,741,552
Media — 0.8%
Gray Television Inc.	182,261	1,977,532	*
Media General Inc.	90,228	1,698,993	*
Sinclair Broadcast Group Inc., Class A Shares	98,721	3,292,345
Total Media		6,968,870
Multiline Retail — 0.4%
Big Lots Inc.	78,862	3,959,661
Specialty Retail — 2.3%
Abercrombie & Fitch Co., Class A Shares	225,569	2,706,828
Ascena Retail Group Inc.	306,928	1,899,884	*
Barnes & Noble Inc.	257,370	2,869,675
Caleres Inc.	68,121	2,235,731
Christopher & Banks Corp.	131,467	307,633	*
Express Inc.	267,700	2,880,452	*
Finish Line Inc., Class A Shares	139,017	2,614,910
Office Depot Inc.	254,417	1,149,965
Rent-A-Center Inc.	172,841	1,944,461
Sonic Automotive Inc., Class A Shares	78,004	1,786,292
Total Specialty Retail		20,395,831
Textiles, Apparel & Luxury Goods — 0.9%
Columbia Sportswear Co.	26,592	1,550,314
Deckers Outdoor Corp.	34,723	1,923,307	*
Perry Ellis International Inc.	43,316	1,079,001	*
Vera Bradley Inc.	51,082	598,681	*
Wolverine World Wide Inc.	122,147	2,681,127
Total Textiles, Apparel & Luxury Goods		7,832,430
Total Consumer Discretionary		117,407,601
Consumer Staples — 2.9%
Food & Staples Retailing — 0.7%
Ingles Markets Inc., Class A Shares	36,163	1,739,440
SpartanNash Co.	46,938	1,855,929
SUPERVALU Inc.	522,087	2,438,146	*
Total Food & Staples Retailing		6,033,515

See Notes to Financial Statements.

12	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Food Products — 2.1%
Darling Ingredients Inc.	262,607	$3,390,257	*
Dean Foods Co.	188,949	4,115,309
Fresh Del Monte Produce Inc.	79,994	4,850,036
Omega Protein Corp.	53,741	1,346,212	*
Sanderson Farms Inc.	53,170	5,010,741
Total Food Products		18,712,555
Personal Products — 0.1%
Medifast Inc.	32,181	1,339,695
Total Consumer Staples		26,085,765
Energy — 2.7%
Energy Equipment & Services — 1.3%
Atwood Oceanics Inc.	206,153	2,706,789
Oil States International Inc.	69,126	2,695,914	*
Pioneer Energy Services Corp.	382,030	2,616,905	*
Tidewater Inc.	355,619	1,212,661
Unit Corp.	85,898	2,308,079	*
Total Energy Equipment & Services		11,540,348
Oil, Gas & Consumable Fuels — 1.4%
Alon USA Energy Inc.	146,632	1,668,672
Carrizo Oil & Gas Inc.	43,564	1,627,115	*
Delek US Holdings Inc.	103,182	2,483,591
Green Plains Inc.	34,794	969,013
Matador Resources Co.	96,986	2,498,359	*
Northern Oil and Gas Inc.	120,399	331,097	*
Pacific Ethanol Inc.	80,651	766,185	*
Renewable Energy Group Inc.	34,557	335,203	*
REX American Resources Corp.	19,337	1,909,529	*
Total Oil, Gas & Consumable Fuels		12,588,764
Total Energy		24,129,112
Financials — 18.1%
Banks — 9.9%
Banc of California Inc.	85,883	1,490,070
Bank of the Ozarks Inc.	93,876	4,936,939
Berkshire Hills Bancorp Inc.	24,128	889,117
Brookline Bancorp Inc.	130,549	2,141,004
Centerstate Banks Inc.	58,872	1,481,808
Chemical Financial Corp.	74,061	4,011,884
Community Trust Bancorp Inc.	25,462	1,262,915

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	13

Schedule of investments (cont’d)

December 31, 2016

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Banks — continued
Customers Bancorp Inc.	67,549	$2,419,605	*
First Bancorp	368,980	2,438,958	*
First Commonwealth Financial Corp.	19,663	278,821
First Merchants Corp.	113,193	4,261,716
First Midwest Bancorp Inc.	157,830	3,982,051
First NBC Bank Holding Co.	55,247	403,303	*
FNB Corp.	313,097	5,018,945
Great Western Bancorp Inc.	138,664	6,044,364
Hanmi Financial Corp.	162,328	5,665,247
Heartland Financial USA Inc.	26,781	1,285,488
Hilltop Holdings Inc.	125,946	3,753,191
Home BancShares Inc.	148,737	4,130,427
Hope Bancorp Inc.	151,765	3,322,136
IBERIABANK Corp.	73,338	6,142,058
OFG Bancorp	122,233	1,601,252
Opus Bank	51,572	1,549,739
PrivateBancorp Inc.	77,700	4,210,563
United Community Banks Inc.	190,485	5,642,166
Western Alliance Bancorp	105,358	5,131,988	*
Wintrust Financial Corp.	62,511	4,536,423
Total Banks		88,032,178
Capital Markets — 1.6%
Evercore Partners Inc., Class A Shares	66,678	4,580,779
International FCStone Inc.	54,072	2,141,251	*
Investment Technology Group Inc.	88,818	1,753,267
KCG Holdings Inc., Class A Shares	175,994	2,331,920	*
Manning & Napier Inc.	117,186	884,754
OM Asset Management PLC	6,560	95,120
Piper Jaffray Cos.	31,223	2,263,668	*
Total Capital Markets		14,050,759
Consumer Finance — 0.1%
Consumer Portfolio Services Inc.	67,093	343,516	*
Nelnet Inc., Class A Shares	14,321	726,791
Total Consumer Finance		1,070,307
Insurance — 2.7%
American Equity Investment Life Holding Co.	88,403	1,992,604
CNO Financial Group Inc.	116,423	2,229,500
Employers Holdings Inc.	56,298	2,229,401

See Notes to Financial Statements.

14	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Insurance — continued
Genworth Financial Inc., Class A Shares	302,576	$1,152,814	*
HCI Group Inc.	81,231	3,207,000
Heritage Insurance Holdings Inc.	141,625	2,219,264
Maiden Holdings Ltd.	198,995	3,472,463
National General Holdings Corp.	57,060	1,425,929
Primerica Inc.	18,000	1,244,700
United Fire Group Inc.	36,978	1,818,208
Universal Insurance Holdings Inc.	116,477	3,307,947
Total Insurance		24,299,830
Mortgage Real Estate Investment (REITs) — 0.3%
Pennymac Mortgage Investment Trust	152,814	2,501,565
Thrifts & Mortgage Finance — 3.5%
BofI Holding Inc.	201,467	5,751,883	*
Essent Group Ltd.	158,465	5,129,512	*
HomeStreet Inc.	54,136	1,710,698	*
LendingTree Inc.	40,110	4,065,149	*
MGIC Investment Corp.	583,799	5,948,912	*
NMI Holdings Inc., Class A Shares	107,702	1,147,026	*
Radian Group Inc.	232,228	4,175,459
Walker & Dunlop Inc.	54,635	1,704,612	*
WSFS Financial Corp.	45,057	2,088,392
Total Thrifts & Mortgage Finance		31,721,643
Total Financials		161,676,282
Health Care — 12.3%
Biotechnology — 4.5%
Achillion Pharmaceuticals Inc.	231,423	955,777	*
Acorda Therapeutics Inc.	93,516	1,758,101	*
AMAG Pharmaceuticals Inc.	72,531	2,524,079	*
Amicus Therapeutics Inc.	145,288	722,081	*
Aptevo Therapeutics Inc.	57,982	141,476	*
Arena Pharmaceuticals Inc.	241,900	343,498	*
Celldex Therapeutics Inc.	343,095	1,214,556	*
Chimerix Inc.	178,653	821,804	*
Eagle Pharmaceuticals Inc.	36,238	2,875,123	*
Emergent BioSolutions Inc.	91,013	2,988,867	*
Enanta Pharmaceuticals Inc.	61,383	2,056,331	*
Epizyme Inc.	71,196	861,472	*
Geron Corp.	645,734	1,336,669	*

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	15

Schedule of investments (cont’d)

December 31, 2016

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Biotechnology — continued
Halozyme Therapeutics Inc.	73,989	$731,011	*
Infinity Pharmaceuticals Inc.	135,100	182,385	*
Insmed Inc.	57,562	761,545	*
Insys Therapeutics Inc.	140,736	1,294,771	*
Merrimack Pharmaceuticals Inc.	150,247	613,008	*
MiMedx Group Inc.	270,592	2,397,445	*
Momenta Pharmaceuticals Inc.	153,003	2,302,695	*
NewLink Genetics Corp.	109,404	1,124,673	*
OncoMed Pharmaceuticals Inc.	49,793	383,904	*
Osiris Therapeutics Inc.	105,040	515,746	*
Peregrine Pharmaceuticals Inc.	391,300	120,677	*
PTC Therapeutics Inc.	192,104	2,095,855	*
Repligen Corp.	126,739	3,906,096	*
Sangamo BioSciences Inc.	113,239	345,379	*
Trevena Inc.	137,704	809,700	*
Vanda Pharmaceuticals Inc.	265,936	4,241,679	*
Total Biotechnology		40,426,403
Health Care Equipment & Supplies — 2.7%
Analogic Corp.	23,084	1,914,818
Cardiovascular Systems Inc.	66,558	1,611,369	*
ICU Medical Inc.	21,824	3,215,766	*
Invacare Corp.	148,776	1,941,527
Merit Medical Systems Inc.	116,297	3,081,870	*
Natus Medical Inc.	80,749	2,810,065	*
NuVasive Inc.	47,971	3,231,327	*
NxStage Medical Inc.	83,090	2,177,789	*
OraSure Technologies Inc.	288,856	2,536,156	*
Orthofix International NV	31,132	1,126,356	*
Total Health Care Equipment & Supplies		23,647,043
Health Care Providers & Services — 2.4%
Ensign Group Inc.	62,831	1,395,476
Kindred Healthcare Inc.	201,983	1,585,567
Magellan Health Inc.	79,257	5,964,089	*
Molina Healthcare Inc.	76,981	4,176,989	*
PharMerica Corp.	53,372	1,342,306	*
Team Health Holdings Inc.	49,750	2,161,637	*
WellCare Health Plans Inc.	34,385	4,713,496	*
Total Health Care Providers & Services		21,339,560

See Notes to Financial Statements.

16	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Life Sciences Tools & Services — 1.3%
Cambrex Corp.	50,098	$2,702,787	*
INC Research Holdings Inc., Class A Shares	72,485	3,812,711	*
Luminex Corp.	35,434	716,830	*
PAREXEL International Corp.	23,877	1,569,196	*
PRA Health Sciences Inc.	50,600	2,789,072	*
Total Life Sciences Tools & Services		11,590,596
Pharmaceuticals — 1.4%
Amphastar Pharmaceuticals Inc.	65,523	1,206,934	*
DepoMed Inc.	71,360	1,285,907	*
Dyax Corp., Contingent Value Rights	233,901	0	(a)(b)
Horizon Pharma PLC	144,966	2,345,550	*
Impax Laboratories Inc.	91,170	1,208,003	*
Innoviva Inc.	119,484	1,278,479	*
Intersect ENT Inc.	54,400	658,240	*
SciClone Pharmaceuticals Inc.	313,809	3,389,137	*
Sucampo Pharmaceuticals Inc., Class A Shares	90,197	1,222,169	*
Total Pharmaceuticals		12,594,419
Total Health Care		109,598,021
Industrials — 13.3%
Aerospace & Defense — 0.7%
American Outdoor Brands Corp.	83,649	1,763,321
Curtiss-Wright Corp.	35,523	3,494,042
Moog Inc., Class A Shares	12,399	814,367	*
Total Aerospace & Defense		6,071,730
Air Freight & Logistics — 0.5%
Atlas Air Worldwide Holdings Inc.	43,395	2,263,049	*
Hub Group Inc., Class A Shares	51,092	2,235,275	*
Total Air Freight & Logistics		4,498,324
Airlines — 1.1%
Hawaiian Holdings Inc.	117,763	6,712,491	*
SkyWest Inc.	81,469	2,969,545
Total Airlines		9,682,036
Building Products — 1.2%
Continental Building Products Inc.	71,781	1,658,141	*
Insteel Industries Inc.	42,993	1,532,271
NCI Building Systems Inc.	104,095	1,629,087	*
Patrick Industries Inc.	43,278	3,302,111	*
Universal Forest Products Inc.	29,596	3,024,119
Total Building Products		11,145,729

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	17

Schedule of investments (cont’d)

December 31, 2016

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Commercial Services & Supplies — 3.5%
ABM Industries Inc.	78,315	$3,198,385
ACCO Brands Corp.	151,367	1,975,339	*
Brink’s Co.	59,400	2,450,250
Deluxe Corp.	78,859	5,647,093
Ennis Inc.	59,425	1,031,024
Essendant Inc.	48,515	1,013,964
Herman Miller Inc.	79,294	2,711,855
Interface Inc.	179,459	3,328,964
Knoll Inc.	77,050	2,152,006
Quad Graphics Inc.	93,138	2,503,549
Steelcase Inc., Class A Shares	165,133	2,955,881
Tetra Technology Inc.	50,028	2,158,708
Total Commercial Services & Supplies		31,127,018
Construction & Engineering — 1.5%
Argan Inc.	46,356	3,270,416
Comfort Systems USA Inc.	42,619	1,419,213
EMCOR Group Inc.	80,991	5,730,923
Granite Construction Inc.	4,662	256,410
MYR Group Inc.	76,027	2,864,697	*
Total Construction & Engineering		13,541,659
Machinery — 2.6%
Alamo Group Inc.	7,417	564,434
Briggs & Stratton Corp.	4,943	110,031
Energy Recovery Inc.	124,414	1,287,685	*
Federal Signal Corp.	197,001	3,075,186
Global Brass & Copper Holdings Inc.	74,321	2,549,210
Greenbrier Cos. Inc.	55,675	2,313,296
Harsco Corp.	133,479	1,815,314
Mueller Water Products Inc., Class A Shares	256,640	3,415,878
SPX Corp.	30,162	715,443	*
Supreme Industries Inc., Class A Shares	110,586	1,736,200
Wabash National Corp.	329,206	5,208,039	*
Total Machinery		22,790,716
Professional Services — 1.1%
Barrett Business Services Inc.	22,910	1,468,531
Insperity Inc.	60,778	4,312,199
Navigant Consulting Inc.	84,713	2,217,786	*
TrueBlue Inc.	88,215	2,174,500	*
Total Professional Services		10,173,016

See Notes to Financial Statements.

18	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Road & Rail — 0.7%
Swift Transportation Co.	160,791	$3,916,869	*
YRC Worldwide Inc.	161,417	2,143,618	*
Total Road & Rail		6,060,487
Trading Companies & Distributors — 0.4%
Aircastle Ltd.	148,924	3,105,065
CAI International Inc.	64,874	562,458	*
Total Trading Companies & Distributors		3,667,523
Total Industrials		118,758,238
Information Technology — 17.3%
Communications Equipment — 1.9%
Black Box Corp.	34,187	521,352
Brocade Communications Systems Inc.	107,903	1,347,708
CalAmp Corp.	15,600	226,200	*
Calix Inc.	155,561	1,197,820	*
InterDigital Inc.	28,144	2,570,954
Ixia	34,805	560,361	*
NETGEAR Inc.	60,907	3,310,295	*
Plantronics Inc.	47,051	2,576,513
Ubiquiti Networks Inc.	39,056	2,257,437	*
Viavi Solutions Inc.	302,806	2,476,953	*
Total Communications Equipment		17,045,593
Electronic Equipment, Instruments & Components — 3.4%
Benchmark Electronics Inc.	181,431	5,533,646	*
Insight Enterprises Inc.	107,153	4,333,267	*
Methode Electronics Inc.	97,085	4,014,465
Plexus Corp.	76,054	4,109,958	*
Sanmina Corp.	157,485	5,771,825	*
ScanSource Inc.	32,892	1,327,192	*
Tech Data Corp.	62,964	5,331,792	*
Total Electronic Equipment, Instruments & Components		30,422,145
Internet Software & Services — 1.6%
Bankrate Inc.	79,816	881,967	*
Carbonite Inc.	81,021	1,328,744	*
EarthLink Holdings Corp.	374,082	2,109,823
j2 Global Inc.	43,532	3,560,918
Stamps.com Inc.	18,065	2,071,152	*
Web.com Group Inc.	35,986	761,104	*
WebMD Health Corp.	77,932	3,863,089	*
Total Internet Software & Services		14,576,797

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	19

Schedule of investments (cont’d)

December 31, 2016

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
IT Services — 2.6%
Acxiom Corp.	30,230	$810,164	*
CACI International Inc., Class A Shares	14,987	1,862,884	*
Convergys Corp.	133,379	3,275,788
Datalink Corp.	59,898	674,451	*
EVERTEC Inc.	82,044	1,456,281
Hackett Group Inc.	68,857	1,216,015
Luxoft Holding Inc.	30,875	1,735,175	*
NeuStar Inc., Class A Shares	77,565	2,590,671	*
Science Applications International Corp.	52,125	4,420,200
Sykes Enterprises Inc.	101,061	2,916,620	*
Travelport Worldwide Ltd.	135,736	1,913,878
Total IT Services		22,872,127
Semiconductors & Semiconductor Equipment — 3.0%
Amkor Technology Inc.	324,051	3,418,738	*
Cirrus Logic Inc.	100,020	5,655,131	*
Cohu Inc.	46,818	650,770
Integrated Device Technology Inc.	121,548	2,863,671	*
MaxLinear Inc., Class A Shares	152,474	3,323,933	*
Microsemi Corp.	6,571	354,637	*
NeoPhotonics Corp.	196,394	2,123,019	*
Photronics Inc.	114,282	1,291,386	*
Semtech Corp.	87,774	2,769,270	*
Silicon Laboratories Inc.	48,400	3,146,000	*
Xcerra Corp.	87,731	670,265	*
Total Semiconductors & Semiconductor Equipment		26,266,820
Software — 4.5%
A10 Networks Inc.	114,110	948,254	*
Aspen Technology Inc.	59,826	3,271,285	*
Fair Isaac Corp.	36,854	4,393,734
Gigamon Inc.	97,176	4,426,367	*
Manhattan Associates Inc.	100,090	5,307,773	*
Mentor Graphics Corp.	211,952	7,818,909
MicroStrategy Inc., Class A Shares	23,047	4,549,478	*
Progress Software Corp.	124,112	3,962,896
TiVo Corp.	181,153	3,786,098	*
VASCO Data Security International Inc.	114,139	1,557,997	*
Total Software		40,022,791

See Notes to Financial Statements.

20	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — 0.3%
Super Micro Computer Inc.	101,932	$2,859,193	*
Total Information Technology		154,065,466
Materials — 3.9%
Chemicals — 1.4%
Chemtura Corp.	105,130	3,490,316	*
Innophos Holdings Inc.	21,924	1,145,748
Koppers Holdings Inc.	56,794	2,288,798	*
Rayonier Advanced Materials Inc.	112,973	1,746,563
Trinseo SA	69,200	4,103,560
Total Chemicals		12,774,985
Metals & Mining — 1.3%
Coeur Mining Inc.	250,910	2,280,772	*
Commercial Metals Co.	112,268	2,445,197
Hecla Mining Co.	380,348	1,993,023
Olympic Steel Inc.	18,261	442,464
Stillwater Mining Co.	141,487	2,279,356	*
Worthington Industries Inc.	48,529	2,302,216
Total Metals & Mining		11,743,028
Paper & Forest Products — 1.2%
Clearwater Paper Corp.	60,800	3,985,440	*
KapStone Paper and Packaging Corp.	259,721	5,726,848
Resolute Forest Products Inc.	160,100	856,535	*
Total Paper & Forest Products		10,568,823
Total Materials		35,086,836
Real Estate — 8.8%
Equity Real Estate Investment Trusts (REITs) — 8.2%
Ashford Hospitality Prime Inc.	60,635	827,668
Ashford Hospitality Trust Inc.	408,855	3,172,715
CBL & Associates Properties Inc.	209,366	2,407,709
Chatham Lodging Trust	50,652	1,040,899
Coresite Realty Corp.	50,963	4,044,933
Cousins Properties Inc.	328,589	2,796,292
DiamondRock Hospitality Co.	434,728	5,012,414
FelCor Lodging Trust Inc.	530,980	4,253,150
First Industrial Realty Trust Inc.	84,342	2,365,793
Hersha Hospitality Trust	164,061	3,527,311
LaSalle Hotel Properties	141,400	4,308,458
Lexington Realty Trust	364,027	3,931,492

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	21

Schedule of investments (cont’d)

December 31, 2016

QS U.S. Small Capitalization Equity Fund

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
Mack-Cali Realty Corp.	118,249	$3,431,586
Parkway Inc.	56,302	1,252,719	*
Potlatch Corp.	100,391	4,181,285
RLJ Lodging Trust	191,107	4,680,210
Ryman Hospitality Properties Inc.	42,556	2,681,454
Sabra Health Care REIT Inc.	116,974	2,856,505
Silver Bay Realty Trust Corp.	76,254	1,306,994
Summit Hotel Properties Inc.	153,717	2,464,084
Sunstone Hotel Investors Inc.	350,302	5,342,105
Washington Prime Group Inc.	329,689	3,432,062
Xenia Hotels & Resorts Inc.	188,092	3,652,747
Total Equity Real Estate Investment Trusts (REITs)		72,970,585
Real Estate Management & Development — 0.6%
Altisource Portfolio Solutions SA	50,873	1,352,713	*
HFF Inc., Class A Shares	85,795	2,595,299
Marcus & Millichap Inc.	62,078	1,658,724	*
Total Real Estate Management & Development		5,606,736
Total Real Estate		78,577,321
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.7%
Cogent Communications Holdings Inc.	85,851	3,549,939
IDT Corp., Class B Shares	25,738	477,182
Inteliquent Inc.	92,967	2,130,804
Total Diversified Telecommunication Services		6,157,925
Wireless Telecommunication Services — 0.2%
Spok Holdings Inc.	84,338	1,750,014
Total Telecommunication Services		7,907,939
Utilities — 4.1%
Electric Utilities — 1.2%
ALLETE Inc.	60,591	3,889,337
IDACORP Inc.	25,471	2,051,689
PNM Resources Inc.	145,864	5,003,135
Total Electric Utilities		10,944,161
Gas Utilities — 1.7%
Chesapeake Utilities Corp.	20,986	1,405,013
New Jersey Resources Corp.	39,874	1,415,527
Northwest Natural Gas Co.	27,866	1,666,387
ONE Gas Inc.	53,418	3,416,615

See Notes to Financial Statements.

22	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

QS U.S. Small Capitalization Equity Fund

Security		Shares	Value
Gas Utilities — continued
Southwest Gas Corp.		60,478	$4,633,824
WGL Holdings Inc.		29,599	2,257,812
Total Gas Utilities			14,795,178
Independent Power and Renewable Electricity Producers — 0.3%
Dynegy Inc.		229,843	1,944,472	*
NRG Yield Inc., Class C Shares		35,300	557,740
Total Independent Power and Renewable Electricity Producers			2,502,212
Multi-Utilities — 0.7%
Avista Corp.		66,813	2,671,852
Black Hills Corp.		53,738	3,296,289
Unitil Corp.		13,453	609,959
Total Multi-Utilities			6,578,100
Water Utilities — 0.2%
American States Water Co.		31,617	1,440,470
Total Utilities			36,260,121
Total Common Stocks (Cost — $709,127,907)			869,552,702
Investments In Underlying Funds — 0.8%
iShares Trust — iShares Russell 2000 ETF (Cost — $6,477,443)		49,571	6,684,649
Total Investments before Short-Term Investments (Cost — $715,605,350)			876,237,351

	Rate
Short-Term Investments — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $12,561,350)	0.411%	12,561,350	12,561,350
Total Investments — 99.6% (Cost — $728,166,700)			888,798,701
Other Assets in Excess of Liabilities — 0.4%			3,938,002
Total Net Assets — 100.0%			$892,736,703

*	Non-income producing security.

(a)	Value is less than $1.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $729,817,705.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	23

Statement of assets and liabilities

December 31, 2016

Assets:
Investments, at value (Cost — $728,166,700)	$888,798,701
Receivable for securities sold	6,839,320
Receivable for Fund shares sold	1,410,029
Dividends and interest receivable	1,210,959
Prepaid expenses	72,120
Total Assets	898,331,129

Liabilities:
Payable for securities purchased	4,240,788
Payable for Fund shares repurchased	624,793
Investment management fee payable	499,180
Service and/or distribution fees payable	15,896
Trustees’ fees payable	14,842
Accrued expenses	198,927
Total Liabilities	5,594,426
Total Net Assets	$892,736,703

Net Assets:
Par value (Note 7)	$659
Paid-in capital in excess of par value	728,939,382
Overdistributed net investment income	(1,014,454)
Accumulated net realized gain on investments and futures contracts	4,179,115
Net unrealized appreciation on investments	160,632,001
Total Net Assets	$892,736,703

See Notes to Financial Statements.

24	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

Net Assets:
Class A	$20,689,938
Class A2	$31,598,118
Class C	$5,645,566
Class FI	$166,745
Class I	$23,386,975
Class IS	$811,249,361

Shares Outstanding:
Class A	1,523,925
Class A2	2,351,220
Class C	442,524
Class FI	12,791
Class I	1,689,167
Class IS	59,836,685

Net Asset Value:
Class A (and redemption price)	$13.58
Class A2 (and redemption price)	$13.44
Class C*	$12.76
Class FI (and redemption price)	$13.04
Class I (and redemption price)	$13.85
Class IS (and redemption price)	$13.56
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.41
Class A2 (based on maximum initial sales charge of 5.75%)	$14.26

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	25

Statement of operations

For the Year Ended December 31, 2016

Investment Income:
Dividends and distributions	$15,986,346
Return of capital (Note 1 (e))	(2,182,100)
Net Dividends and Distributions	13,804,246
Interest	83,270
Less: Foreign taxes withheld	(3,733)
Total Investment Income	13,883,783

Expenses:
Investment management fee (Note 2)	7,202,010
Transfer agent fees (Note 5)	652,670
Service and/or distribution fees (Notes 2 and 5)	165,360
Registration fees	161,981
Legal fees	129,840
Trustees’ fees	115,388
Fund accounting fees	90,886
Shareholder reports	49,093
Audit and tax fees	38,333
Insurance	13,642
Fees recaptured by investment manager (Note 2)	6,867
Custody fees	6,426
Miscellaneous expenses	14,628
Total Expenses	8,647,124
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(284,243)
Net Expenses	8,362,881
Net Investment Income	5,520,902

Realized and Unrealized Gain on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	40,652,598
REIT distributions	889,573
Futures contracts	16,634,073
Net Realized Gain	58,176,244
Change in Net Unrealized Appreciation (Depreciation) From Investments	109,226,851
Net Gain on Investments and Futures Contracts	167,403,095
Increase in Net Assets From Operations	$172,923,997

See Notes to Financial Statements.

26	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2016	2015

Operations:
Net investment income	$5,520,902	$3,916,422
Net realized gain	58,176,244	63,270,020
Change in net unrealized appreciation (depreciation)	109,226,851	(117,360,272)
Increase (Decrease) in Net Assets From Operations	172,923,997	(50,173,830)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,500,040)	(3,300,186)
Net realized gains	(41,500,709)	(73,548,897)
Decrease in Net Assets From Distributions to Shareholders	(47,000,749)	(76,849,083)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	202,459,258	579,044,686
Reinvestment of distributions	46,959,555	69,942,023
Cost of shares repurchased	(593,031,710)	(199,040,097)
Increase (Decrease) in Net Assets From Fund Share Transactions	(343,612,897)	449,946,612
Increase (Decrease) in Net Assets	(217,689,649)	322,923,699

Net Assets:
Beginning of year	1,110,426,352	787,502,653
End of year*	$892,736,703	$1,110,426,352
*Includes overdistributed net investment income of:	$(1,014,454)	$(165,426)

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	27

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.95	$13.46	$13.80	$10.94	$9.50

Income (loss) from operations:
Net investment income (loss)	0.02	0.00 [3]	(0.03)	(0.01)	0.09
Net realized and unrealized gain (loss)	2.31	(0.64)	1.22	4.08	1.41
Total income (loss) from operations	2.33	(0.64)	1.19	4.07	1.50

Less distributions from:
Net investment income	(0.04)	—	—	(0.05)	(0.06)
Net realized gains	(0.66)	(0.87)	(1.53)	(1.16)	—
Total distributions	(0.70)	(0.87)	(1.53)	(1.21)	(0.06)

Net asset value, end of year	$13.58	$11.95	$13.46	$13.80	$10.94
Total return[4]	19.46%	(4.89)%	9.09%	37.82%	15.83%

Net assets, end of year (000s)	$20,690	$18,127	$17,244	$17,896	$16,889

Ratios to average net assets:
Gross expenses	1.19%[5]	1.20%[5]	1.21%[5]	1.23%[5]	1.24%
Net expenses[6]	1.19 [5]	1.20 [5,7]	1.20 [5,7]	1.20 [5,7]	1.21 [7]
Net investment income (loss)	0.18	0.01	(0.21)	(0.07)	0.82

Portfolio turnover rate	33%	34%	42%	85%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2018, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A2 Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.84	$13.37	$13.75	$10.93	$10.58

Income (loss) from operations:
Net investment income (loss)	0.00 [3]	(0.02)	(0.04)	(0.00) [3]	0.07
Net realized and unrealized gain (loss)	2.28	(0.64)	1.19	4.05	0.40
Total income (loss) from operations	2.28	(0.66)	1.15	4.05	0.47

Less distributions from:
Net investment income	(0.02)	—	—	(0.07)	(0.12)
Net realized gains	(0.66)	(0.87)	(1.53)	(1.16)	—
Total distributions	(0.68)	(0.87)	(1.53)	(1.23)	(0.12)

Net asset value, end of year	$13.44	$11.84	$13.37	$13.75	$10.93
Total return[4]	19.23%	(5.08)%	8.82%	37.69%	4.41%

Net assets, end of year (000s)	$31,598	$22,061	$14,399	$3,522	$353

Ratios to average net assets:
Gross expenses	1.45%	1.49%[5]	1.58%[5]	1.72%[5]	1.20%[6]
Net expenses[7,8]	1.40	1.40 [5]	1.40 [5]	1.35 [5]	1.05 [6]
Net investment income (loss)	(0.02)	(0.19)	(0.33)	(0.02)	3.98 [6]

Portfolio turnover rate	33%	34%	42%	85%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (inception date) to December 31, 2012.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.40%. This arrangement is expected to continue until December 31, 2018, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2016	2015		2014	2013		2012[2]

Net asset value, beginning of year	$11.31	$12.88		$13.37	$10.69		$9.30

Income (loss) from operations:
Net investment income (loss)	(0.07)	(0.10)		(0.13)	(0.10)		0.01
Net realized and unrealized gain (loss)	2.18	(0.60)		1.17	3.96		1.38
Total income (loss) from operations	2.11	(0.70)		1.04	3.86		1.39

Less distributions from:
Net investment income	—	—		—	(0.02)		—
Net realized gains	(0.66)	(0.87)		(1.53)	(1.16)		—
Total distributions	(0.66)	(0.87)		(1.53)	(1.18)		—

Net asset value, end of year	$12.76	$11.31		$12.88	$13.37		$10.69
Total return[3]	18.61%	(5.59)%		8.24%	36.72%		14.95%

Net assets, end of year (000s)	$5,646	$6,012		$6,367	$6,179		$5,073

Ratios to average net assets:
Gross expenses	1.96%[4]	1.96	[4]	2.09%	2.06	[4]	2.06%[4]
Net expenses[5,6]	1.95 [4]	1.95	[4]	1.95	1.95	[4]	1.97 [4]
Net investment income (loss)	(0.59)	(0.74)		(0.96)	(0.81)		0.07

Portfolio turnover rate	33%	34%		42%	85%		57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.95%. This arrangement is expected to continue until December 31, 2018, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$11.54	$13.03	$13.42	$10.68	$9.27

Income (loss) from operations:
Net investment income (loss)	0.02	(0.03)	(0.03)	0.01	0.10
Net realized and unrealized gain (loss)	2.24	(0.59)	1.17	3.96	1.36
Total income (loss) from operations	2.26	(0.62)	1.14	3.97	1.46

Less distributions from:
Net investment income	(0.10)	—	—	(0.07)	(0.05)
Net realized gains	(0.66)	(0.87)	(1.53)	(1.16)	—
Total distributions	(0.76)	(0.87)	(1.53)	(1.23)	(0.05)

Net asset value, end of year	$13.04	$11.54	$13.03	$13.42	$10.68
Total return[3]	19.51%	(4.91)%	8.97%	37.87%	15.74%

Net assets, end of year (000s)	$167	$64	$1,218	$2,614	$902

Ratios to average net assets:
Gross expenses[4]	1.66%	1.36%	1.48%	1.34%	1.53%
Net expenses[4,5,6]	1.20	1.20	1.20	1.20	1.22
Net investment income (loss)	0.20	(0.21)	(0.24)	0.09	0.87

Portfolio turnover rate	33%	34%	42%	85%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2018, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2016	2015	2014	2013	2012[2]

Net asset value, beginning of year	$12.10	$13.60	$13.90	$11.00	$9.47

Income (loss) from operations:
Net investment income	0.05	0.10	0.03	0.05	0.05
Net realized and unrealized gain (loss)	2.36	(0.69)	1.23	4.11	1.51
Total income (loss) from operations	2.41	(0.59)	1.26	4.16	1.56

Less distributions from:
Net investment income	—	(0.04)	(0.03)	(0.10)	(0.03)
Net realized gains	(0.66)	(0.87)	(1.53)	(1.16)	—
Total distributions	(0.66)	(0.91)	(1.56)	(1.26)	(0.03)

Net asset value, end of year	$13.85	$12.10	$13.60	$13.90	$11.00
Total return[3]	19.88%	(4.51)%	9.53%	38.48%	16.50%

Net assets, end of year (000s)	$23,387	$275,797	$5,559	$9,126	$9,438

Ratios to average net assets:
Gross expenses	0.98%	0.76%[4]	0.78%[4]	0.78%[4]	0.89%
Net expenses[5]	0.90 [6]	0.76 [4]	0.77 [4,6]	0.77 [4,6]	0.89 [6]
Net investment income	0.43	0.76	0.19	0.37	0.47

Portfolio turnover rate	33%	34%	42%	85%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual fund operating expenses do not exceed 0.90%. This arrangement is expected to continue until December 31, 2018, but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2016	2015	2014	2013	2012[2,3]

Net asset value, beginning of year	$11.92	$13.41	$13.73	$10.88	$10.67

Income (loss) from operations:
Net investment income	0.07	0.06	0.03	0.05	0.13
Net realized and unrealized gain (loss)	2.33	(0.64)	1.21	4.06	0.21
Total income (loss) from operations	2.40	(0.58)	1.24	4.11	0.34

Less distributions from:
Net investment income	(0.10)	(0.04)	(0.03)	(0.10)	(0.13)
Net realized gains	(0.66)	(0.87)	(1.53)	(1.16)	—
Total distributions	(0.76)	(0.91)	(1.56)	(1.26)	(0.13)

Net asset value, end of year	$13.56	$11.92	$13.41	$13.73	$10.88
Total return[4]	20.04%	(4.47)%	9.50%	38.46%	3.22%

Net assets, end of year (000s)	$811,249	$788,366	$742,715	$768,829	$549,249

Ratios to average net assets:
Gross expenses	0.76%[5]	0.75%[5]	0.76%	0.77%	0.79%[6]
Net expenses[7,8]	0.75 [5]	0.75 [5]	0.75	0.75	0.74 [6]
Net investment income	0.60	0.44	0.24	0.41	1.58 [6]

Portfolio turnover rate	33%	34%	42%	85%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the period March 23, 2012 (inception date) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

QS U.S. Small Capitalization Equity Fund (formerly QS Batterymarch U.S. Small Capitalization Equity Fund ) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

34	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	35

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Common stocks:
Health care	$109,598,021	—	$0	*	$109,598,021
Other common stocks	759,954,681	—	—		759,954,681
Investments in underlying funds	6,684,649	—	—		6,684,649
Total long-term Investments	876,237,351	—	0	*	876,237,351
Short-term investments†	12,561,350	—	—		12,561,350
Total investments	$888,798,701	—	$0	*	$888,798,701

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

36	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	37

Notes to financial statements (cont’d)

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$(974,245)	$(8,609,619)	$9,583,864
(b)	104,355	(104,355)	—

(a)	Reclassifications are due to distributions paid in connection with the redemption of Fund shares.

(b)

Reclassifications are due to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Prior to April 1, 2016, QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) was the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Prior to April 1, 2016, QS Batterymarch was a wholly-owned subsidiary of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMPFA will pay QS Investors and Western Asset monthly the entire management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 1.00% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

LMPFA currently intends to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that total annual operating expenses do not exceed 1.20%, 1.40%, 1.95%, 1.20% and 0.90% for Class A, Class A2, Class C, Class FI and Class I shares, respectively. These arrangements are expected to continue until December 31, 2018, but may be terminated at any time by LMPFA.

38	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

During the year ended December 31, 2016, fees waived and/or expenses reimbursed amounted to $284,243.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class I	Class IS
Expires December 31, 2017	—	$13,200	$8,453	$1,528	—	$107,946
Expires December 31, 2018	—	18,031	822	4,484	—	11,703
Expires December 31, 2019	—	13,105	644	656	$177,804	92,034
Total fee waiver/expense reimbursements subject to recapture	—	$44,336	$9,919	$6,668	$177,804	$211,683

For the year ended December 31, 2016, LMPFA recaptured $2,496, $500, $614 and $3,257 for Class A, Class C, Class FI and Class IS shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2016, LMIS and its affiliates retained sales charges of $1,052 and $45,690 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended December 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A2	Class C
CDSCs	$154	$133

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	39

Notes to financial statements (cont’d)

amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$333,826,950
Sales	689,666,436

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$214,926,978
Gross unrealized depreciation	(55,945,982)
Net unrealized appreciation	$158,980,996

4. Derivative instruments and hedging activities

At December 31, 2016, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2016. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$16,634,073

During the year ended December 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$11,183,869

†	At December 31, 2016, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

40	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

For the year ended December 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$47,699	$30,918
Class A2	62,807	109,995
Class C	54,495	10,381
Class FI	359	309
Class I	—	498,695
Class IS	—	2,372
Total	$165,360	$652,670

For the year ended December 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	$13,105
Class C	644
Class FI	656
Class I	177,804
Class IS	92,034
Total	$284,243

6. Distributions to shareholders by class

	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Investment Income:
Class A	$59,290	—
Class A2	48,640	—
Class C	—	—
Class FI	1,173	—
Class I	—	$724,945
Class IS	5,390,937	2,575,241
Total	$5,500,040	$3,300,186

Net Realized Gains:
Class A	$964,009	$1,217,092
Class A2	1,479,870	1,467,662
Class C	282,662	445,222
Class FI	8,006	77,069
Class I	1,088,132	16,472,662
Class IS	37,678,030	53,869,190
Total	$41,500,709	$73,548,897

7. Shares of beneficial interest

At December 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	41

Notes to financial statements (cont’d)

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	439,827	$5,147,700	419,268	$5,647,808
Shares issued on reinvestment	72,399	996,207	96,118	1,187,774
Shares repurchased	(505,795)	(6,181,108)	(279,447)	(3,735,327)
Net increase	6,431	$(37,201)	235,939	$3,100,255

Class A2
Shares sold	737,755	$8,843,612	962,110	$12,979,237
Shares issued on reinvestment	112,225	1,528,510	120,008	1,467,662
Shares repurchased	(362,164)	(4,367,060)	(295,548)	(3,968,084)
Net increase	487,816	$6,005,062	786,570	$10,478,815

Class C
Shares sold	23,716	$280,706	86,986	$1,143,110
Shares issued on reinvestment	21,783	281,658	37,829	443,953
Shares repurchased	(134,447)	(1,556,961)	(87,649)	(1,115,537)
Net increase (decrease)	(88,948)	$(994,597)	37,166	$471,526

Class FI
Shares sold	10,572	$109,544	394,221	$5,443,941
Shares issued on reinvestment	695	9,179	5,596	74,923
Shares repurchased	(4,032)	(46,247)	(487,706)	(6,200,400)
Net increase (decrease)	7,235	$72,476	(87,889)	$(681,536)

Class I
Shares sold	2,989,659	$35,209,611	23,052,864	$302,493,596
Shares issued on reinvestment	76,624	1,075,034	1,401,957	17,191,724
Shares repurchased	(24,165,471)	(310,893,207)	(2,075,232)	(26,233,265)
Net increase (decrease)	(21,099,188)	$(274,608,562)	22,379,589	$293,452,055

Class IS
Shares sold	12,448,500	$152,868,085	18,698,753	$251,336,994
Shares issued on reinvestment	3,136,851	43,068,967	4,014,983	49,575,987
Shares repurchased	(21,874,731)	(269,987,127)	(11,956,121)	(157,787,484)
Net increase (decrease)	(6,289,380)	$(74,050,075)	10,757,615	$143,125,497

42	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$5,500,040	$9,053,645
Net Long-term capital gains	41,500,709	67,795,438
Total distributions paid	$47,000,749	$76,849,083

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$4,730,200
Other book/tax temporary differences(a)	85,466
Unrealized appreciation (depreciation)(b)	158,980,996
Total accumulated earnings (losses) — net	$163,796,662

During the taxable year ended December 31, 2016, the Fund utilized $978,926 of its capital loss carryforward available from prior years.

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

QS U.S. Small Capitalization Equity Fund 2016 Annual Report	43

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of QS U.S. Small Capitalization Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS U.S. Small Capitalization Equity Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2017

44	QS U.S. Small Capitalization Equity Fund 2016 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At its November 2016 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the investment management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the investment advisory agreement (the “Advisory Agreement”) between the Manager and QS Investors, LLC (the “Adviser”) and the subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Western Asset Management Company (“Western Asset”) pursuant to which Western Asset provides day-to-day management of the Fund’s cash and short-term investments. (The Management, Advisory and Subadvisory Agreements are collectively referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 13, 2016, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Board, including the Independent Trustees, at its November 2016 meeting, reviewed and evaluated the supplemental materials provided to assist the Board in considering continuation of the Agreements. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 2, 2016.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. The Board considered that although no assets were currently being allocated to Western Asset, the Manager recommended that the Subadvisory Agreement with Western Asset be continued to permit allocation of assets to Western Asset at such time as the Manager determined to be appropriate. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund and its shareholders to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser and available to be provided by Western Asset, under the Management, Advisory and Subadvisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser and Western Asset. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, the Manager’s role in coordinating the activities of the Adviser, Western Asset and the Fund’s other service providers and the services rendered by

QS U.S. Small Capitalization Equity Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the Adviser. The Board’s evaluation of the services provided by the Manager, the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and Western Asset, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the financial strength of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager, the Adviser and Western Asset and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution and the existence of quality controls applicable to brokerage allocation procedures. The Board noted that the Adviser does not use soft dollars.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. In addition, the trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its Performance Universe and benchmark, as well as other performance measures, such as Morningstar rankings, and had met with the Fund’s portfolio manager at in-person meetings during the year.

The Board considered that, although the Fund’s Class IS Shares underperformed for the one-year period ended June 30, 2016 (fifth quintile), the Fund’s performance for the three-year period ended June 30, 2016 was favorable, placing the Fund’s Class IS Shares in the second quintile (the first quintile being the best performers and the fifth quintile being the worst performers.) The Board also took into consideration the longer performance history of the Class I Shares, which outperformed the Performance Universe average for the five-year period. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Advisory Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board reviewed the subadvisory fees, noting that the Manager, and not the Fund, pays the fee to the Adviser and would pay the fee to Western Asset. In addition, the Board reviewed and considered the actual management fee rate (the “Actual Management Fee”).

46	QS U.S. Small Capitalization Equity Fund

The Board also reviewed information regarding the fees the Manager, the Adviser and Western Asset charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser and Western Asset. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, sets out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same asset class, including any subadvisory relationships with unaffiliated registered investment companies.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were less than median (first quintile) and that the actual total expense ratio for the Class IS Shares was lower than the Broadridge expense group median (first quintile) and average and lower than the expense universe median. The Board also reviewed the expense ratios for each class of shares of the Fund.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2016 and 2015, which corresponds to Legg Mason’s fiscal year end. The Board also reviewed certain information showing historical profitability for fiscal years 2012 through 2016. The Board also received a report by an independent consultant regarding its assessment of the methodologies used by Legg Mason for its profitability study. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Among other information, the Board reviewed management fee reductions due to waivers during the Manager’s 2013 through 2015 fiscal years. Given the asset size of the Fund and the complex, as well as the Contractual Management Fee, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

QS U.S. Small Capitalization Equity Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interests of the Fund.

48	QS U.S. Small Capitalization Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS U.S. Small Capitalization Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

QS U.S. Small Capitalization Equity Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

50	QS U.S. Small Capitalization Equity Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods)

QS U.S. Small Capitalization Equity Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	149
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

52	QS U.S. Small Capitalization Equity Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS U.S. Small Capitalization Equity Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

54	QS U.S. Small Capitalization Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2016:

Record date:	12/20/2016
Payable date:	12/21/2016
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%
Long-term capital gain dividend	$0.663710

The Fund designates additional long-term capital gains in the amount of $7,684,255.

Please retain this information for your records.

QS U.S. Small Capitalization Equity Fund	55

QS

U.S. Small Capitalization Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS U.S. Small Capitalization Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS U.S. Small Capitalization Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS U.S. Small Capitalization Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013159 2/17 SR17-2999

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $141,474 in December 31, 2015 and $133,424 in December 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2015 and $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,370 in December 31, 2015 and $17,540 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,522 in December 31, 2015 and $1,539 in December 31, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2016; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2016; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $330,248 in December 31, 2015 and $188,614 in December 31, 2016.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 27, 2017